EXHIBIT 99

                                CASH TRANSACTIONS

                               TRANSCANADA CAPITAL
                               -------------------


12/31/97    Receipt of Interest on TransCanada Pipeline            $3,500,196.88
            Limited 8.75% Junior Subordinated Debentures due
            July 24, 2045


12/31/97    Funds disbursed to Holders of TransCanada              $3,500,196.88
            Capital Cumulative Trust Originated Preferred
            Securities and Common Stock

























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